Harbor Emerging Markets Debt Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HAEDX Administrative Class HREDX

The following information regarding the subadviser for Harbor Emerging Markets Debt Fund has changed:

Effective December 18, 2012, Thomas K. Flanagan and Christopher M. Wilder no longer serve as portfolio managers to Harbor Emerging Markets Debt Fund. Angus Halkett and William Perry have joined as portfolio managers to Harbor Emerging Markets Debt Fund with existing portfolio managers Peter J. Wilby, Pablo Cisilino, James E. Craige and David A. Oliver.

The following supplements the information under the heading “Portfolio Manager” on page 3 of the Summary Prospectus:

Portfolio Managers

Angus Halkett, PhD, CFA Stone Harbor Investment Partners LP

Mr. Halkett, CFA, is a portfolio manager at Stone Harbor Investment Partners LP and has co-managed the Fund since 2012.

William Perry Stone Harbor Investment Partners LP

Mr. Perry is a portfolio manager at Stone Harbor Investment Partners LP and has co-managed the Fund since 2012.

December 18, 2012

Investors Should Retain This Supplement For Future Reference

S1218.SP.EMD

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